Exhibit H-1


                             GPU International, Inc.
                            EWG Organizational Chart
                            ------------------------

                       ---------------------------------
                      |                                 |
                      |     GPU International, Inc.     |
                      |                                 |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |         EI Selkirk, Inc.        |
                      |                                 |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        19%            |
                       ----------------|----------------
                      |                                 |
                      |  Selkirk Cogeneration Partners  |
                      |       Limited Partnership       |
                      |              (EWG)              |
                      |2 facilities                     |
                      |350 MW total                     |
                      |---------------------------------|

                                                                   Exhibit H-1


                             GPU International, Inc.
                            EWG Organizational Chart
                            ------------------------

                       ---------------------------------
                      |                                 |
                      |                                 |
                      |     GPU International, Inc.     |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |      EI Canada Holding, Ltd.    |
                      |              (EWG)              |____________
                      |                                 |            |
                      |---------------------------------|            |
                                       |                       100%  |
                                       |                      -------|-------
                        100%           |                     |  EI Services  |
                       ________________|________________     |   Canada, Ltd.|
                      |                                 |    |     (EWG)     |
                      |      EI Brooklyn Power, Ltd.    |    |_______________|
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                                       |
                                100%   |
                               --------|--------
                              |   EI Brooklyn   |
                              |Investments, Ltd.|
                              |      (EWG)      |
                              |-----------------|

                                                                   Exhibit H-1



                             GPU International, Inc.
                            EWG Organizational Chart
                            ------------------------

                       ---------------------------------
                      |                                 |
                      |     GPU International, Inc.     |
                      |                                 |
                      |                                 |
                      |---------------------------------|
                         |                          |
                         |                          |
             100%        |                 100%     |
           --------------|-----------    -----------|--------------
          |                          |  |                          |
          |        Geddes II         |  |   Geddes Cogeneration    |
          |       Corporation        |  |       Corporation        |
          |          (EWG)           |  |          (EWG)           |
          |--------------------------|  |--------------------------|
                         |                          |
                   50%   |                          |       50%
                         |                          |
                         |--------------------------|
                                       |
                                       |
                                       |
                        ---------------|--------------
                       |    Onondaga Cogeneration     |
                       |     Limited Partnership      |
                       |            (EWG)             |
                       |                              |
                       |  80 MW                       |
                       |------------------------------|

                                                                   Exhibit H-1



                             GPU International, Inc.
                            EWG Organizational Chart
                            ------------------------

                       ---------------------------------
                      |                                 |
                      |     GPU International, Inc.     |
                      |                                 |
                      |                                 |
                      |---------------------------------|
                         |                          |
                         |                          |
             100%        |                 100%     |
           --------------|-----------    -----------|--------------
          |                          |  |                          |
          |       NCP Houston        |  |         NCP Perry,       |
          |       Power, Inc.        |  |            Inc.          |
          |          (EWG)           |  |           (EWG)          |
          |--------------------------|  |--------------------------|
                         |                          |
                   20%   |                          |       30%
                         |                          |
                         |--------------------------|
                                       |
                                       |
                                       |
                        ---------------|--------------
                       |          Mid Georgia         |
                       |       Cogeneration L.P.      |
                       |            (EWG)             |
                       |                              |
                       | 300 MW                       |
                       |------------------------------|

                                                                   Exhibit H-1


                                 GPU Power, Inc.
                            EWG Organizational Chart
                            ------------------------

                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |     Guaracachi America, Inc.    |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        50%            |
                       ----------------|----------------
                      |                                 |
                      |     Empresa Guaracachi S.A.     |
                      |              (EWG)              |
                      |3 facilities                     |
                      |339 MW total                     |
                      |---------------------------------|

                                                                   Exhibit H-1


                                 GPU Power, Inc.
                            EWG Organizational Chart
                            ------------------------

                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |      EI Barranquilla, Inc.      |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        29%            |
                       ----------------|----------------
                      |                                 |
                      |      Termobarranquilla S.A.     |
                      |              (EWG)              |
                      |2 facilities                     |
                      |890 MW total                     |
                      |---------------------------------|

                                                                   Exhibit H-1


                                 GPU Power, Inc.
                            EWG Organizational Chart
                            ------------------------

                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      | Barranquilla Lease Holding, Inc.|
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      | Los Amigos Leasing Company, Ltd.|
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|

                                                                   Exhibit H-1


                                 GPU Power, Inc.
                            EWG Organizational Chart
                            ------------------------

                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |____
                      |                                 |    |
                      |                                 |    |
                      |---------------------------------|    |
                                       |                     |
                                       |                     |
                        100%           |                     |
                       ----------------|----------------     |
                      |                                 |    |
                      |         EI International        |    |
                      |              (EWG)              |    |
                      |                                 |    |
                      |---------------------------------|    |
                                       |                     |
                                       |                     |
                        52%            |                     |
                       ----------------|----------------     |
                      |                                 |    |
                      |      GPUI Colombia, Ltda.       |    |48%
                      |             (EWG)   .           |____|
                      |                                 |
                      |                                 |
                      |---------------------------------|

                                                                   Exhibit H-1


                                 GPU Power, Inc.
                            EWG Organizational Chart
                            ------------------------

                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |    Hanover Energy Corporation   |
                      |              (EWG)              |
                      |Inactive                         |
                      |---------------------------------|

                                                                   Exhibit H-1


                                 GPU Power, Inc.
                            EWG Organizational Chart
                            ------------------------

                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |    EI Power (China) II, Inc.    |
                      |              (EWG)              |
                      |Inactive                         |
                      |---------------------------------|

                                                                   Exhibit H-1


                                 GPU Power, Inc.
                            EWG Organizational Chart
                            ------------------------

                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |    EI Power (China) III, Inc.   |
                      |              (EWG)              |
                      |Inactive                         |
                      |---------------------------------|

                                                                   Exhibit H-1


                                 GPU Power, Inc.
                            EWG Organizational Chart
                            ------------------------

                       ---------------------------------
                      |                                 |
                      |         GPU Power, Inc.         |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      | Austin Cogeneration Corporation |
                      |              (EWG)              |
                      |Inactive                         |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |       Austin Cogeneration       |
                      |          Partners, L.P.         |
                      |              (EWG)              |
                      |Inactive                         |
                      |---------------------------------|

                                                                   Exhibit H-1


                                 GPU Power, Inc.
                            EWG Organizational Chart
                            ------------------------

                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |             (EWG)               |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |       International Power       |
                      |          Advisors, Inc.         |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|

                                                                   Exhibit H-1



                                 GPU Power, Inc.
                            EWG Organizational Chart
                            ------------------------

                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |   GPU Power Philippines, Inc.   |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        13.2%          |
                         --------------|-----------
                        |                          |
                        |   Magellan Utilities     |
                        | Development Corporation  |
                        |                          |
                        |--------------------------|

                                                                   Exhibit H-1



                                 GPU Power, Inc.
                            EWG Organizational Chart
                            ------------------------

                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |  GPU International Asia, Inc.   |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|

                                                                   Exhibit H-1



                                 GPU Power, Inc.
                            EWG Organizational Chart
                            ------------------------

                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |             (EWG)               |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |      GPUI Power Ireland, Inc.   |
                      |             (EWG)               |
                      |                                 |
                      |---------------------------------|

                                                                   Exhibit H-1


                                GPU Capital, Inc.
                            FUCO Organizational Chart
                            -------------------------

                       ---------------------------------
                      |                                 |
                      |       GPU Capital, Inc.         |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                      100%             |
                       ----------------|-----------------
                      |                                 |
                      |        GPU Electric, Inc.       |
                      |             (FUCO)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                      100%             |
                       ----------------|----------------
                      |                                 |
                      |          GPU Australia               |
                      |          Holdings, Inc.         |
                      |             (FUCO)              |
                      |---------------------------------|
                           |           |       |
                           |           |       |-------------------
                           |           |                           |
                      100% |           |             100%          |
  --------------------     |           |           ----------------|-----------
 |                    |    |           |          |                            |
 |                    |____|           |          |     Vic Gas Holdings, Inc. |
 | GPU GasNet Trading |                |          |                            |
 |     Pty. Ltd.      |                |          |____________________________|
 |--------------------|                |                           |
                                       |             100 %         |
                                       |           ----------------|-----------
                                       |          |                            |
                                       |          |                            |
                                       |          |    GPU GasNet Pty. Ltd.    |
                                       |          |                            |
                                       |          |----------------------------|
                                       |                                |
                      100%             |                                |
                       ________________|________________  100%          |
                      |                                 |  -------------|-------
                      |    Victoria Electric Holdings,  | |                    |
                      |               Inc.              | |                    |
                      |              (FUCO)             | |     GPU GasNet     |
                      |_________________________________| |       (TPA)        |
                                       |                  |                    |
                                       |                  |--------------------|
                      100%             |
                       ----------------|----------------
                      |                                 |
                      |     Victoria Electric, Inc.     |
                      |                                 |
                      |              (FUCO)             |
                      |                                 |
                      |---------------------------------|

                                                                   Exhibit H-1


                                GPU Capital, Inc.
                            FUCO Organizational Chart
                            -------------------------

                       ---------------------------------
                      |                                 |
                      |                                 |
                      |       GPU Capital, Inc.         |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |       GPU Electric, Inc.        |
                      |            (FUCO)               |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |                                 |
                      |      EI UK Holdings, Inc.       |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |           Avon Energy           |
                      |        Partners Holdings        |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |           Avon Energy           |
                      |           Partners plc          |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |    Midlands Electricity plc     |
                      |                                 |
                      |                                 |
                      |---------------------------------|

                                                                   Exhibit H-1


                             GPU PowerNet PTY., Ltd.
                              Organizational Chart
                              --------------------



                      ---------------------------------
                     |                                 |
                     |         GPU Electric, Inc.      |
                     |                                 |
                     |              (FUCO)             |
                     |---------------------------------|
                                      |
                                      |
                         100%         |
                          ------------|--------------
                         |                           |
                         |        GPU Australia      |
        _________________|        Holdings, Inc.     |
       |                 |           (FUCO)          |
       |                 |---------------------------|
       |                              |
       |                              |
       |                 100%         |
       |                  ------------|--------------
       |                 |                           |
       |                 |   Austran Holdings, Inc   |
       |                 |                           |
       |                 |                           |
       |                 |---------------------------|
       |                              |
       |                              |
       |        ----------------------|----------------------
       |       |                      |                      |
       | 1%    |     99%     100%     |              100%    |
      -|-------|---------   ----------|----------   ---------|----------
     |                   | |                     | |                    |
     |   GPU PowerNet    | |     GPU PowerNet    | |      Austran       |
     |     Pty. Ltd.     | | Investment Pty. Ltd.| |Investment Pty. Ltd.|
     |    (Australia)    | |(Trustee to Trust A) | |(Trustee to Trust B)|
     |-------------------| |---------------------| |--------------------|

                                                                   Exhibit H-1



                                GPU Capital, Inc.
                            EWG Organizational Chart
                            ------------------------

                       ---------------------------------
                      |                                 |
                      |       GPU Capital, Inc.         |
                      |                                 |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |        GPU Electric, Inc.       |
                      |             (FUCO)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |  GPU Argentina Holdings, Inc.   |
                      |             (FUCO)              |
                      |                                 |
                      |---------------------------------|
                             |                   |
                             |                   |
                             |                   |
                     --------|                   |--------
                    |                                     |
                    |   100%                       100%   |
         -----------|-----------               -----------|-----------
        |                       |             |                       |
        |                       |             |          GPU          |
        |        Emdersa        |             |       Argentina       |
        |                       |             |     Services, Ltd.    |
        |-----------------------|             |-----------------------|

                                                                   Exhibit H-1


                                GPU Capital, Inc.
                            FUCO Organizational Chart
                            -------------------------

                       ---------------------------------
                      |                                 |
                      |        GPU Capital, Inc.        |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|-----------------
                      |                                 |
                      |        GPU Electric, Inc.       |
                      |             (FUCO)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |          GPU Brasil, Inc.       |
                      |              (FUCO)             |
                      |                                 |
                      |---------------------------------|
                                       |        |
                                       |        |-------------------
                                       |                            |
                                       |             100%           |
                                       |            ----------------|----------
                                       |           |                          |
                                       |           |     GPU Sao Paulo, S.A.  |
                                       |           |                          |
                                       |           |--------------------------|
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |          GPU do Brasil          |
                      |              (FUCO)             |
                      |                                 |
                      |---------------------------------|